Exhibit 10.11

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT made as of December 29, 2005, by and between Star Number, Inc., a Delaware corporation (the "Assignor"), and TelePlus Wireless, Corp., a Nevada corporation (the "Assignee").

      WHEREAS, the Assignor and the Assignee have entered into that certain Asset Purchase Agreement made as of December 29, 2005 (the "Purchase Agreement") with respect to the sale by the Assignor and purchase by the Assignee of certain Purchased Assets owned by the Assignor.

      WHEREAS, the Purchase Agreement requires the Assignor to assign all of the Assignor's right, title and interest in and to the Assumed Contracts (a list of which appears in Exhibit A attached hereto and a copy of each of which is attached hereto as Exhibit B) and requires the Assignee to assume the Assignor's obligations under the Assumed Contracts.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and effective as of the Effective Time (as defined in the Purchase Agreement) the parties agree as follows:

      Defined Terms.

      Capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

      Assignment.

      The Assignor hereby assigns to the Assignee all of the Assignor's right, title and interest under the Assumed Contracts.

      Assumption.

      The Assignee hereby assumes liability for, and agrees to complete and hold harmless the Assignor from, the obligations of the Assignor arising in the ordinary course under the Assumed Contracts after the Effective Time.

         The Assignor hereby assumes liability for, and agrees to complete and hold harmless the Assignee from, the obligations of the Assignor arising under the Assumed Contracts prior to the Effective Time.

      Unassumed Liabilities.

      Nothing contained herein shall be construed to effect an assignment by the Assignor or the assumption by the Assignee of any liabilities of the Assignor other than the Assignor's obligations under the Assumed Contracts after the Effective Time.

      Acknowledgment and Consent

      Attached hereto as Exhibit C is a copy of the acknowledgment of and consent to the assignment and assumption effected hereunder from Amerivision Communications, d/b/a Affinity4.

      Indemnification.

      The parties acknowledge the indemnification obligations under Article 10 of the Purchase Agreement and agree that nothing in this Assignment and Assumption Agreement shall be deemed to modify the obligations of the parties set forth therein.

                         [Signatures on following page]


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

      IN WITNESS WHEREOF, the parties have duly executed this Assignment and Assumption Agreement as of the date first above written.

                                           ASSIGNOR:

WITNESS:                                   STAR NUMBER, INC.


                                           By: /s/ Frank C. Bennett       (SEAL)
------------------------------                 ---------------------------
                                           Name:
                                           Title:

                                           I have the authority to bind the
                                           Corporation

                                           ASSIGNEE:

WITNESS:                                   TELEPLUS WIRELESS, INC.


                                           By: /s/ Marius Silvasan        (SEAL)
------------------------------                 ---------------------------
                                           Name:
                                           Title:

                                           I have the authority to bind the
                                           Corporation


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

                                    EXHIBIT A

                            LIST OF ASSUMED CONTRACTS

      (d) Liberty Wireless Distributor Agreement dated April 25, 2005 by and between Interstate Connections, Ltd. and the Vendor, including Attachment A.

      (e) Agreement dated June 15, 2005 by and between Amerivision Communications, d/b/a Affinity4 and the Vendor, including Exhibit A, titled Exhibit A InPhonic PayGo - PLS (page 1), also including Page 3 of the June 15, 2005 Agreement initialled to change Section 7.2, the fifth day to the fifteenth (15th) day.


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

                                    EXHIBIT B

                           COPIES OF ASSUMED CONTRACTS


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

                                    EXHIBIT C

                       COPY OF ACKNOWLEDGMENT AND CONSENT


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